                             THE GABELLI ASSET FUND

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                                  [FOURSTARS]
Morningstar Rated(TM) Gabelli Asset Fund 4 stars overall and for the three-year period ended 6/30/99 among 3043 domestic equity funds, and for the five and ten-year periods ended 6/30/99 among 1878 and 748 domestic equity funds, respectively.

                      THE GABELLI ASSET FUND WAS RATED "A"
                         BY BUSINESS WEEK FOR SUPERIOR
                      RISK-ADJUSTED TOTAL RETURN IN THEIR
                        1999 MIDYEAR MUTUAL FUND UPDATE.

TO OUR SHAREHOLDERS,

"BUT MANY WHO ARE FIRST WILL BE LAST, AND THE LAST FIRST" (MARK 10:31)

     Value stocks excelled in the second quarter of 1999. Cyclical stocks ignited the rally, with the stronger than anticipated economy bolstering the earnings outlook for economically sensitive companies. Other value sectors caught the spark as investors began rotating out of richly valued growth stocks into more reasonably priced companies in a wide range of industries. The Internet balloon did not burst, but enough hot air escaped to bring the ".com" companies closer to earth.

     Also, small cap stocks finally emerged from what has been a long and painful bear market. For the first time in seven quarters, the Russell 2000 outpaced the S&P 500 on its way to posting double digit returns for the quarter.

INVESTMENT PERFORMANCE

     For the second quarter ended June 30, 1999, The Gabelli Asset Fund's (the "Fund") total return was 11.3%. The Standard & Poor's ("S&P") 500, Value Line Composite and Russell 2000 Indices had total returns of 7.1%, 17.3% and 15.6%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 18.3% over the trailing twelve-month period. The S&P 500, Value Line Composite and Russell 2000 rose 22.8%, 10.4% and 1.5%, respectively, over the same twelve-month period.
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Business Week's 1999 Midyear Mutual Fund Update rated mutual funds based on five-year performance adjusted for downside volatility as of June 30, 1999. The top 7.5% of these funds earned A's for superior risk-adjusted total returns. For the 1999 Midyear Update, 111 mutual funds earned A's among 1,480 equity funds with a five-year history, the minimum history required for a rating.

                   Average Annual Returns - June 30, 1999 (a)
               --------------------------------------------------

1 Year.....................................................................18.3%
5 Year.....................................................................22.4%
10 Year....................................................................15.6%
Life of Fund (b)...........................................................17.9%

INVESTMENT RESULTS (a)

                                                         Quarter
                                        ------------------------------------------
                                         1st         2nd         3rd         4th         Year
                                         ---         ---         ---         ---         ----
1999:  Net Asset Value................  $37.18      $41.38       --          --          --
       Total Return...................    4.8%       11.3%       --          --          --
-------------------------------------------------------------------------------------------------------
1998:  Net Asset Value................  $36.00      $36.41      $31.24      $35.47      $35.47
       Total Return...................   13.0%        1.1%      (14.2)%      18.2%       15.9%
-------------------------------------------------------------------------------------------------------
1997:  Net Asset Value................  $27.00      $31.45      $34.99      $31.85      $31.85
       Total Return...................    2.2%       16.5%       11.3%        4.3%       38.1%
-------------------------------------------------------------------------------------------------------
1996:  Net Asset Value................  $27.44      $28.09      $27.92      $26.42      $26.42
       Total Return...................    6.6%        2.4%      (0.6)%        4.5%       13.4%
-------------------------------------------------------------------------------------------------------
1995:  Net Asset Value................  $23.84      $25.10      $26.76      $25.75      $25.75
       Total Return...................    7.3%        5.3%        6.6%        3.7%       24.9%
-------------------------------------------------------------------------------------------------------
1994:  Net Asset Value................  $22.63      $22.36      $23.56      $22.21      $22.21
       Total Return...................  (2.9)%      (1.2)%        5.4%      (1.2)%      (0.1)%
-------------------------------------------------------------------------------------------------------
1993:  Net Asset Value................  $21.10      $22.10      $23.63      $23.30      $23.30
       Total Return...................    6.1%        4.7%        6.9%        2.5%       21.8%
-------------------------------------------------------------------------------------------------------
1992:  Net Asset Value................  $19.04      $18.91      $19.02      $19.88      $19.88
       Total Return...................    6.0%      (0.7)%        0.6%        8.5%       14.9%
-------------------------------------------------------------------------------------------------------
1991:  Net Asset Value................  $17.36      $17.36      $17.90      $17.96      $17.96
       Total Return...................   11.1%        0.0%        3.1%        3.2%       18.1%
-------------------------------------------------------------------------------------------------------
1990:  Net Asset Value................  $16.48      $16.81      $15.21      $15.63      $15.63
       Total Return...................  (4.5)%        2.0%      (9.5)%        7.8%      (5.0)%
-------------------------------------------------------------------------------------------------------
1989:  Net Asset Value................  $16.46      $18.01      $18.73      $17.26      $17.26
       Total Return...................   12.0%        9.4%        4.0%      (1.0)%       26.2%
-------------------------------------------------------------------------------------------------------
1988:  Net Asset Value................  $13.49      $14.62      $14.94      $14.69      $14.69
       Total Return...................   14.4%        8.4%        2.2%        3.5%       31.1%
-------------------------------------------------------------------------------------------------------
1987:  Net Asset Value................  $12.97      $13.93      $14.66      $12.61      $12.61
       Total Return...................   19.6%        7.4%        5.2%      (14.0)%      16.2%
-------------------------------------------------------------------------------------------------------
1986:  Net Asset Value................  $10.44      $11.21      $11.29      $11.28      $11.28
       Total Return...................  4.4%(b)       7.4%        0.7%      (0.1)%      12.8%(b)
-------------------------------------------------------------------------------------------------------

                                                                                 Dividend History
                                                              ------------------------------------------------------
                                                              Payment (ex) Date  Rate Per Share   Reinvestment Price
                                                              -----------------  --------------   ------------------
                                                              December 28, 1998      $1.419             $34.60
                                                              December 30, 1997      $4.610             $31.73
                                                              December 31, 1996      $2.770             $26.42
                                                              December 29, 1995      $2.000             $25.75
                                                              December 30, 1994      $1.056             $22.21
                                                              December 31, 1993      $0.921             $23.30
                                                              December 31, 1992      $0.755             $19.88
                                                              December 31, 1991      $0.505             $17.96
                                                              December 31, 1990      $0.770             $15.63
                                                              December 29, 1989      $1.278             $17.26
                                                              December 30, 1988      $0.775             $14.69
                                                              January 4, 1988        $0.834             $12.07
                                                              March 9, 1987          $0.505             $12.71

 (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.

     For the ten-year period ended June 30, 1999, the Fund's total return averaged 15.6% annually versus average annual total returns of 18.8%, 14.0% and 12.4% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on March 3, 1986 through June 30, 1999, the Fund had a cumulative total return of 800.2%, which equates to an average annual total return of 17.9%.

     We note that in the July 26, 1999 issue of Business Week, The Gabelli Asset Fund received an A rating for the Fund's superior risk-adjusted total return over the last five years. We also note that Morningstar, the prestigious fund rating service, announced the continued inclusion of the Gabelli Asset Fund in their own 401(k) retirement plan as an investment option for their professional staff.

WHAT WE DO

     The success of momentum investing in recent
years and investors' desire for instant
gratification have combined to make value investing
appear dull. At the risk of being dull, we will once
again describe the "boring" value approach that has           [RESEARCH
seen us through both good and bad markets over the             PYRAMID
last 13 years at The Gabelli Asset Fund and for over             LOGO]
22 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value ("PMV") estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

THE ECONOMY: DUELING DATA ON INFLATION

     Inflation played "peek-a-boo" with investors in the second quarter of 1999. A jump in April's Consumer Price Index ("CPI") rattled the bond market and had equity investors holding their breath. Inflation all but disappeared again in the May CPI numbers. The bond market stabilized and stocks regained momentum. Then, citing the emergence of "incipient ingredients" for inflation and the long lead time of monetary policy, the Federal Reserve decided to hike the Federal Funds rate by 25 basis points on June 30, in what Chairman Alan Greenspan characterized as a "preemptive action" against inflation. This sparked a flurry of observers to question whether this single modest rate hike would be an effective vaccination against inflation or just the first in a series of shots that will eventually take the froth out of the economy and financial markets.

     We are not optimistic on inflation. The inflationary threat comes partially from rising commodities prices, (most notably oil), which are recovering from severely depressed levels following the Asian economic meltdown, and from the prospect of wage inflation in fully employed America. Thus far, technology driven productivity gains have offset rising wages. Along with Fed Chairman Greenspan, we are not sure how much longer this can continue in an America with help wanted signs in an increasing number of corporate windows.

AMERICAN CONSUMERS: WILL THE ENGINE OF GLOBAL ECONOMIC GROWTH CONTINUE STEAMING ALONG?

     We want to echo again the question we asked in our September 30, 1998 report and repeated in our March 31, 1999 report: Will the American consumer continue to carry the rest of the world, or will the consumer eventually run low on confidence and/or the resources required to nourish the global economy? Put another way, can the U.S. continue to run enormous balance of payment deficits that provide hope and sustenance for the other economies of the world as they attempt to emerge from their economic malaise?

     Full employment, higher wages, the wealth effect associated with rising home values and a vibrant stock market have emboldened consumers, who continue to spend quite liberally. If rising interest rates discourage consumers from financing their spending spree, or we see a meaningful correction in the stock market dent consumer confidence, the engine that has been driving global economic growth may sputter. Equally important, if the U.S. consumer continues to be the sole driver of global economic activity, the U.S. balance of payments deficit will exceed even our dire forecast of a $250 billion run rate. The value of the U.S. dollar is a wild card in the mix of elements that will determine the direction of the overall U.S. economy and the stock market.

THE MARKET: EARNINGS AND INTEREST RATES

     In our first quarter 1999 letter to shareholders, we also opined that earnings and interest rates would call the market tune for the balance of the year. In general, first quarter earnings met consensus estimates and second quarter earnings should be stronger than anticipated, with particularly good comparisons to 1998's second quarter, when General Motor's strike and the plunge in energy prices crimped reported results. However, interest rates are higher, and until we see convincing evidence that inflation is firmly under control, rates are not likely to trend much lower. With the S&P 500's gains already approximating 1999 earnings growth forecasts, we see an inadequate "margin of safety" in the stock market. Money flowing into the markets, particularly from deal activity, is the fuel powering a market that still favors stocks. However, money is no longer pouring into equity mutual funds at the rates we have seen in previous years. All this conjecture leads us to the opinion that stock selectivity remains crucial over the next twelve months.

VALUE VERSUS GROWTH, SMALL CAP VERSUS LARGE CAP

     Growth has outperformed value for five years and large cap stocks have outperformed small caps for nearly as long. This is not unusual. Style and capitalization sectors generally take lengthy turns leading the market. Does the ascent of value and small cap stocks this quarter signify a major change in market leadership? One quarter of outperformance does not a trend make. However, fundamentals favor value stocks and small cap equities going forward. Despite the strong second quarter rally, based on historical measurements, value stocks remain inexpensive and growth stocks are still overvalued. Small cap stocks offer the dual advantages of generally better earnings growth prospects than large caps and materially lower price/earnings and price/cash flow multiples.

     The accompanying chart shows the ebbs and flows of growth and value investing over the last 23 years. The chart tracks large capitalization stocks but the same performance would hold true for small and mid-cap stocks.


                       [LARGE CAPITALIZATION STOCK CHART]

DATE                                                          SP500    GROWTH   VALUE
------------------------------------------------------------  ------   ------   ------
Jan-1975....................................................   12.72%    9.44%   15.16%

Feb-1975....................................................    6.38%   10.91%    3.25%

Mar-1975....................................................    2.54%    2.68%    2.07%

Apr-1975....................................................    5.10%    5.65%    4.25%

May-1975....................................................    4.77%    4.50%    5.67%

Jun-1975....................................................    4.77%    2.55%    6.51%

Jul-1975....................................................   -6.44%   -8.83%   -4.12%

Aug-1975....................................................   -1.75%   -1.96%   -0.94%

Sep-1975....................................................   -3.11%   -4.15%   -2.19%

Oct-1975....................................................    6.53%    7.92%    5.04%

Nov-1975....................................................    2.82%    3.54%    2.50%

Dec-1975....................................................   -0.81%   -2.49%    0.67%

Jan-1976....................................................   12.17%   11.94%   11.76%

Feb-1976....................................................   -0.84%   -2.18%    1.09%

Mar-1976....................................................    3.37%    3.28%    3.26%

Apr-1976....................................................   -0.77%   -2.62%    0.75%

May-1976....................................................   -1.11%   -1.46%   -0.16%

Jun-1976....................................................    4.43%    4.55%    4.10%

Jul-1976....................................................   -0.47%   -1.53%    0.21%

Aug-1976....................................................   -0.18%   -0.17%    0.49%

Sep-1976....................................................    2.59%    1.66%    3.23%

Oct-1976....................................................   -1.86%   -2.18%   -1.76%

Nov-1976....................................................   -0.40%   -1.52%    1.47%

Dec-1976....................................................    5.61%    4.22%    6.59%

Jan-1977....................................................   -4.72%   -7.65%   -2.80%

Feb-1977....................................................   -1.82%   -1.59%   -1.44%

Mar-1977....................................................   -1.05%   -1.78%   -0.66%

Apr-1977....................................................    0.42%   -2.10%    2.28%

May-1977....................................................   -1.96%   -2.67%   -0.47%

Jun-1977....................................................    4.94%    6.14%    3.43%

Jul-1977....................................................   -1.24%   -1.47%   -1.56%

Aug-1977....................................................   -1.72%    0.94%   -3.62%

Sep-1977....................................................    0.16%   -0.80%    0.88%

Oct-1977....................................................   -3.89%   -4.54%   -3.68%

Nov-1977....................................................    3.16%    3.83%    3.41%

Dec-1977....................................................    0.75%   -0.12%    1.24%

Jan-1978....................................................   -5.74%   -6.20%   -5.71%

Feb-1978....................................................   -2.02%   -2.86%   -0.28%

Mar-1978....................................................    2.94%    1.58%    3.73%

Apr-1978....................................................    9.02%   11.21%    6.35%

May-1978....................................................    0.92%    1.51%    1.22%

Jun-1978....................................................   -1.37%   -0.99%   -2.13%

Jul-1978....................................................    5.83%    7.02%    4.13%

Aug-1978....................................................    3.01%    2.74%    4.00%

Sep-1978....................................................   -0.31%   -2.09%    1.36%

Oct-1978....................................................   -8.71%   -8.46%   -9.23%

Nov-1978....................................................    2.15%    1.94%    3.16%

Dec-1978....................................................    1.96%    2.75%    0.51%

Jan-1979....................................................    4.43%    3.15%    5.37%

Feb-1979....................................................   -3.21%   -3.55%   -2.04%

Mar-1979....................................................    5.96%    5.55%    5.80%

Apr-1979....................................................    0.63%    0.25%    0.60%

May-1979....................................................   -2.17%   -2.10%   -1.70%

Jun-1979....................................................    4.35%    3.26%    4.82%

Jul-1979....................................................    1.34%    0.76%    1.54%

Aug-1979....................................................    5.77%    6.39%    5.78%

Sep-1979....................................................    0.43%   -0.25%    0.78%

Oct-1979....................................................   -6.40%   -5.61%   -7.48%

Nov-1979....................................................    4.75%    5.91%    4.33%

Dec-1979....................................................    2.14%    1.72%    1.89%

Jan-1980....................................................    6.22%    6.34%    5.71%

Feb-1980....................................................    0.00%    0.01%    0.68%

Mar-1980....................................................   -9.72%   -9.18%  -10.53%

Apr-1980....................................................    4.62%    2.92%    5.77%

May-1980....................................................    5.15%    5.31%    5.86%

Jun-1980....................................................    3.16%    3.55%    2.32%

Jul-1980....................................................    6.96%    7.89%    5.37%

Aug-1980....................................................    1.01%    1.13%    1.48%

Sep-1980....................................................    2.94%    4.33%    0.94%

Oct-1980....................................................    2.03%    3.42%   -0.01%

Nov-1980....................................................   10.65%   14.25%    6.44%

Dec-1980....................................................   -3.01%   -4.39%   -1.38%

Jan-1981....................................................   -4.18%   -6.70%   -2.03%

Feb-1981....................................................    1.74%    2.73%    1.39%

Mar-1981....................................................    4.00%    3.29%    4.33%

Apr-1981....................................................   -1.93%   -4.12%   -0.10%

May-1981....................................................    0.26%    0.23%    0.92%

Jun-1981....................................................   -0.62%   -1.54%   -0.17%

Jul-1981....................................................    0.21%    1.68%   -1.37%

Aug-1981....................................................   -5.77%   -6.35%   -4.56%

Sep-1981....................................................   -4.92%   -6.14%   -3.91%

Oct-1981....................................................    5.40%    6.70%    3.85%

Nov-1981....................................................    4.13%    3.92%    4.78%

Dec-1981....................................................   -2.56%   -2.85%   -2.57%

Jan-1982....................................................   -1.30%   -0.01%   -1.87%

Feb-1982....................................................   -5.59%   -6.71%   -3.45%

Mar-1982....................................................   -0.52%   -1.57%    0.29%

Apr-1982....................................................    4.52%    5.50%    2.82%

May-1982....................................................   -3.40%   -3.04%   -2.45%

Jun-1982....................................................   -1.50%   -1.66%   -1.78%

Jul-1982....................................................   -1.77%   -1.15%   -2.97%

Aug-1982....................................................   12.14%   11.47%   13.62%

Sep-1982....................................................    1.25%    1.64%    0.50%

Oct-1982....................................................   11.51%   11.35%   11.21%

Nov-1982....................................................    4.04%    5.29%    3.55%

Dec-1982....................................................    1.93%    2.00%    1.34%

Jan-1983....................................................    3.72%    2.26%    4.69%

Feb-1983....................................................    2.29%    2.92%    2.16%

Mar-1983....................................................    3.69%    3.34%    3.91%

Apr-1983....................................................    7.88%    6.79%    8.29%

May-1983....................................................   -0.87%   -1.15%    0.02%

Jun-1983....................................................    3.89%    5.72%    1.94%

Jul-1983....................................................   -2.95%   -4.48%   -1.65%

Aug-1983....................................................    1.50%   -0.46%    3.87%

Sep-1983....................................................    1.38%    1.83%    0.85%

Oct-1983....................................................   -1.15%   -2.10%   -0.58%

Nov-1983....................................................    2.11%    2.02%    2.63%

Dec-1983....................................................   -0.52%   -0.97%   -0.08%

Jan-1984....................................................   -0.55%   -3.26%    2.21%

Feb-1984....................................................   -3.51%   -4.20%   -2.37%

Mar-1984....................................................    1.73%    2.11%    1.28%

Apr-1984....................................................    0.95%    0.61%    0.75%

May-1984....................................................   -5.53%   -5.10%   -5.41%

Jun-1984....................................................    2.17%    3.06%    1.25%

Jul-1984....................................................   -1.24%   -0.63%   -2.31%

Aug-1984....................................................   11.05%   10.22%   12.29%

Sep-1984....................................................    0.02%   -1.46%    1.60%

Oct-1984....................................................    0.39%    1.04%   -0.46%

Nov-1984....................................................   -1.12%   -1.75%   -0.26%

Dec-1984....................................................    2.64%    2.57%    2.42%

Jan-1985....................................................    7.79%    7.97%    7.31%

Feb-1985....................................................    1.23%    1.51%    1.29%

Mar-1985....................................................    0.07%   -0.24%    0.34%

Apr-1985....................................................   -0.09%   -1.49%    0.94%

May-1985....................................................    5.78%    6.41%    5.49%

Jun-1985....................................................    1.57%    1.90%    1.16%

Jul-1985....................................................   -0.14%   -0.38%   -0.23%

Aug-1985....................................................   -0.85%   -1.23%   -0.90%

Sep-1985....................................................   -3.12%   -3.66%   -2.84%

Oct-1985....................................................    4.62%    4.19%    4.81%

Nov-1985....................................................    6.86%    8.90%    5.36%

Dec-1985....................................................    4.84%    6.13%    3.21%

Jan-1986....................................................    0.56%   -4.30%    1.33%

Feb-1986....................................................    7.48%    7.57%    7.58%

Mar-1986....................................................    5.58%    5.88%    5.06%

Apr-1986....................................................   -1.12%    0.21%   -2.79%

May-1986....................................................    5.32%    5.36%    5.57%

Jun-1986....................................................    1.69%    1.83%    1.44%

Jul-1986....................................................   -5.59%   -6.65%   -4.76%

Aug-1986....................................................    7.42%    4.90%   10.06%

Sep-1986....................................................   -8.26%  -10.22%   -6.32%

Oct-1986....................................................    5.77%    6.33%    4.79%

Nov-1986....................................................    2.43%    2.85%    2.24%

Dec-1986....................................................   -2.55%   -2.33%   -3.00%

Jan-1987....................................................   13.47%   13.62%   13.24%

Feb-1987....................................................    3.95%    6.77%    1.39%

Mar-1987....................................................    2.89%    2.22%    3.27%

Apr-1987....................................................   -0.88%   -1.19%   -0.62%

May-1987....................................................    0.87%    1.14%    0.90%

Jun-1987....................................................    5.05%    5.06%    4.92%

Jul-1987....................................................    5.07%    5.51%    4.40%

Aug-1987....................................................    3.73%    4.15%    3.49%

Sep-1987....................................................   -2.19%   -2.59%   -1.81%

Oct-1987....................................................  -21.53%   22.71%  -20.32%

Nov-1987....................................................   -8.24%   -8.86%   -7.47%

Dec-1987....................................................    7.61%    8.48%    6.26%

Jan-1988....................................................    4.21%    2.03%    6.64%

Feb-1988....................................................    4.66%    4.72%    4.58%

Mar-1988....................................................   -3.08%   -0.39%   -2.11%

Apr-1988....................................................    1.11%    0.81%    1.25%

May-1988....................................................    0.87%    0.30%    1.23%

Jun-1988....................................................    4.59%    4.94%    4.29%

Jul-1988....................................................   -0.37%   -0.65%   -0.12%

Aug-1988....................................................   -3.39%   -3.77%   -2.75%

Sep-1988....................................................    4.26%    4.54%    3.87%

Oct-1988....................................................    2.78%    2.35%    3.16%

Nov-1988....................................................   -1.42%    1.85%   -0.95%

Dec-1988....................................................    1.75%    2.35%    1.14%

Jan-1989....................................................    7.32%    7.18%    7.33%

Feb-1989....................................................   -2.49%   -2.67%   -2.16%

Mar-1989....................................................    2.33%    2.08%    2.64%

Apr-1989....................................................    5.19%    5.42%    4.80%

May-1989....................................................    4.05%    4.29%    3.79%

Jun-1989....................................................   -0.56%   -0.73%   -0.36%

Jul-1989....................................................    9.03%   10.88%    6.90%

Aug-1989....................................................    1.96%    1.52%    2.20%

Sep-1989....................................................   -0.40%    2.50%   -1.07%

Oct-1989....................................................   -2.32%   -1.50%   -3.23%

Nov-1989....................................................    2.04%    3.12%    0.89%

Dec-1989....................................................    2.40%    2.39%    2.32%

Jan-1990....................................................   -6.71%   -7.47%   -5.87%

Feb-1990....................................................    1.29%    0.58%    2.03%

Mar-1990....................................................    2.65%    3.99%    1.19%

Apr-1990....................................................   -2.49%   -1.62%   -3.40%

May-1990....................................................    9.75%   11.32%    7.96%

Jun-1990....................................................   -0.67%    0.33%   -1.89%

Jul-1990....................................................   -0.32%   -0.63%    0.01%

Aug-1990....................................................   -9.03%   -9.22%   -8.80%

Sep-1990....................................................   -4.86%   -5.16%   -4.63%

Oct-1990....................................................   -0.42%    0.66%   -1.42%

Nov-1990....................................................    6.46%    6.04%    6.83%

Dec-1990....................................................    2.79%    3.18%    2.26%

Jan-1991....................................................    4.36%    4.16%    4.73%

Feb-1991....................................................    7.15%    7.75%    6.52%

Mar-1991....................................................    2.42%    3.78%    0.91%

Apr-1991....................................................    0.24%   -0.19%    0.79%

May-1991....................................................    4.31%    3.78%    4.77%

Jun-1991....................................................   -4.58%   -4.18%   -4.97%

Jul-1991....................................................    4.66%    5.35%    3.97%

Aug-1991....................................................    2.37%    3.22%    1.45%

Sep-1991....................................................   -1.67%   -2.19%   -1.05%

Oct-1991....................................................    1.34%    1.22%    1.46%

Nov-1991....................................................   -4.02%   -2.55%   -5.58%

Dec-1991....................................................   11.44%   14.09%    8.51%

Jan-1992....................................................   -1.86%   -3.35%    0.00%

Feb-1992....................................................    1.30%    0.59%    2.03%

Mar-1992....................................................   -1.94%   -2.32%   -1.57%

Apr-1992....................................................    2.94%    1.06%    4.88%

May-1992....................................................    0.49%    0.78%    0.28%

Jun-1992....................................................   -1.48%   -2.07%   -0.82%

Jul-1992....................................................    4.09%    4.51%    3.61%

Aug-1992....................................................   -2.04%   -1.15%   -2.90%

Sep-1992....................................................    1.18%    1.18%    1.10%

Oct-1992....................................................    0.35%    1.50%   -0.80%

Nov-1992....................................................    3.41%    4.04%    2.71%

Dec-1992....................................................    1.23%    0.66%    1.81%

Jan-1993....................................................    0.84%   -1.08%    2.76%

Feb-1993....................................................    1.36%   -0.80%    3.44%

Mar-1993....................................................    2.11%    1.41%    2.76%

Apr-1993....................................................   -2.41%   -4.61%   -0.40%

May-1993....................................................    2.68%    3.56%    1.87%

Jun-1993....................................................    0.29%   -0.85%    1.32%

Jul-1993....................................................   -0.40%   -2.56%    1.24%

Aug-1993....................................................    3.79%    3.65%    3.92%

Sep-1993....................................................   -0.76%   -1.53%   -0.37%

Oct-1993....................................................    2.07%    3.72%    0.54%

Nov-1993....................................................   -0.95%   -0.07%   -1.79%

Dec-1993....................................................    1.21%    0.70%    1.70%

Jan-1994....................................................    3.40%    2.14%    4.66%

Feb-1994....................................................   -2.71%   -1.79%   -3.62%

Mar-1994....................................................   -4.36%   -4.61%   -4.11%

Apr-1994....................................................    1.28%    0.45%    2.11%

May-1994....................................................    1.64%    1.63%    1.66%

Jun-1994....................................................   -2.45%   -2.13%   -2.77%

Jul-1994....................................................    3.28%    3.19%    3.38%

Aug-1994....................................................    4.10%    5.34%    2.83%

Sep-1994....................................................   -2.44%   -1.42%   -3.52%

Oct-1994....................................................    2.25%    2.33%    2.18%

Nov-1994....................................................   -3.64%   -3.28%   -4.05%

Dec-1994....................................................    1.48%    1.73%    1.23%

Jan-1995....................................................    2.59%    2.48%    2.71%

Feb-1995....................................................    3.90%    3.90%    3.88%

Mar-1995....................................................    2.95%    3.14%    2.76%

Apr-1995....................................................    2.95%    2.60%    3.29%

May-1995....................................................    4.00%    3.58%    4.45%

Jun-1995....................................................    2.32%    3.83%    0.76%

Jul-1995....................................................    3.32%    3.19%    3.45%

Aug-1995....................................................    0.25%   -0.33%    0.85%

Sep-1995....................................................    4.22%    4.94%    3.48%

Oct-1995....................................................   -0.35%    0.80%   -1.56%

Nov-1995....................................................    4.39%    3.60%    5.24%

Dec-1995....................................................    1.93%    1.13%    2.77%

Jan-1996....................................................    3.40%    3.82%    2.99%

Feb-1996....................................................    0.93%    0.91%    0.94%

Mar-1996....................................................    0.96%   -0.42%    2.34%

Apr-1996....................................................    1.47%    1.95%    1.02%

May-1996....................................................    2.58%    3.68%    1.51%

Jun-1996....................................................    0.38%    1.25%   -0.48%

Jul-1996....................................................   -4.41%   -4.61%   -4.22%

Aug-1996....................................................    2.11%    1.48%    2.76%

Sep-1996....................................................    5.63%    6.94%    4.28%

Oct-1996....................................................    2.76%    2.17%    3.39%

Nov-1996....................................................    7.56%    7.47%    7.65%

Dec-1996....................................................   -1.98%    2.31%   -1.63%

Jan-1997....................................................    6.25%    7.83%    4.61%

Feb-1997....................................................    0.78%    0.84%    0.73%

Mar-1997....................................................   -4.10%   -4.75%   -3.42%

Apr-1997....................................................    5.97%    8.07%    3.75%

May-1997....................................................    6.09%    5.92%    6.27%

Jun-1997....................................................    4.48%    5.07%    3.82%

Jul-1997....................................................    7.96%    7.91%    8.00%

Aug-1997....................................................   -5.60%   -6.65%   -4.52%

Sep-1997....................................................    5.48%    5.10%    5.86%

Oct-1997....................................................   -3.34%    3.01%   -3.68%

Nov-1997....................................................    4.63%    5.43%    3.81%

Dec-1997....................................................    1.72%    1.23%    2.22%

Jan-1998....................................................    1.11%    3.36%   -1.23%

Feb-1998....................................................    7.21%    6.95%    7.50%

Mar-1998....................................................    5.12%    5.17%    5.07%

Apr-1998....................................................    1.01%    8.38%    1.18%

May-1998....................................................   -1.71%   -2.01%   -1.41%

Jun-1998....................................................    4.06%    7.13%    0.76%

Jul-1998....................................................   -1.06%   -0.06%   -2.17%

Aug-1998....................................................  -14.45%  -13.01%  -16.08%

Sep-1998....................................................    6.41%    6.69%    6.08%

Oct-1998....................................................    8.13%    8.39%    7.83%

Nov-1998....................................................    6.06%    6.77%    5.21%

Dec-1998....................................................    5.76%    7.61%    3.51%

Jan-1999....................................................    4.18%    6.11%    2.02%

Feb-1999....................................................   -3.10%   -3.92%   -2.15%

Mar-1999....................................................    4.00%    4.84%    3.03%

Apr-1999....................................................    3.87%   -0.19%    8.62%

May-1999....................................................   -2.36%   -2.92%   -1.77%

Jun-1999....................................................    5.55%    7.16%    3.84%

                     Source: Standard & Poor's Corp.; BARRA

     Despite our own value bias and The Gabelli Asset Fund's focus on smaller companies, our Fund has performed quite well in a market that has strongly favored large cap growth stocks over all others. We believe we can do even better relative to the S&P 500 in a market that tilts toward value and smaller cap stocks.

THIS QUARTER'S SCORECARD

     We are particularly proud of our portfolio's batting average this quarter. Nearly 75% of our portfolio holdings outperformed the S&P 500. That is almost three hits in every four at bats. Our cyclical holdings were among our most productive batters. Industrial cyclicals such as Navistar, Mark IV Industries, Honeywell, GenCorp, Caterpillar and Boeing helped us build a big lead over the benchmark. Energy and energy service companies such as PennzEnergy, Global Marine and Enron Oil & Gas also connected at the plate. AT&T Corp.'s Liberty Media Group is a contender for "Most Valuable Player", as investors applaud its acquisition of Associated Group. Liberty Media is the tracking stock for the company being run by former Tele-Communications Inc. Chairman and "Value Creator Extraordinaire", John Malone.

     Some of our previous all-stars, most notably Cablevision, Time Warner and Viacom, experienced old-fashioned profit taking. After exceptional performance in 1997-98, momentum investors began purchasing the stocks of these cable and media sluggers. True to form, the momentum investors abandoned their new holdings as soon as they fell behind in the count. We believe these dominant franchises will rebound smartly later this season. We struck out with pharmaceutical holdings Pfizer, Merck, Glaxo Wellcome and Amgen.

A BROADCAST RECOVERY?

     American broadcasters suffered through a dismal 1998. They continued to lose eyeballs and advertising dollars to cable television operators, and the Internet captured a larger piece of many companies' advertising budgets. However, the tide may be turning. Although the national and local spot markets remain soft, upfront advertising sales are up 13%. Buoyed by spending from pharmaceutical companies (which are now allowed to market their prescription products on television), Internet companies that are spending lavishly on advertising to establish their brand names and big new ad campaigns planned for the millennium, broadcasters' ad revenues should trend higher. Broadcasters will get an additional boost in the upcoming election year as politicians open campaign treasure chests to win the hearts and minds of American voters.

     This quarter, our broadcast holdings were mixed. Paxson Communications posted strong gains and Meredith Corp. tuned in with sound performance. But CBS and Chris Craft Industries were flat, while Gray Communications declined. We believe that when investors start focusing on next year's numbers, they will begin tuning in to our broadcast laggards.

     A final wild card for broadcasters is the increasing focus by technology giants on the ubiquitous nature of television. The "Holy Grail" is to develop a two way interactive and transaction driven economic model for old fashioned "POTS" (Plain Old Television Stations).

FREE RANGE RABBIT

     The "Energizer Bunny" is running down. Energizer has lost market share to current industry leader Gillette's Duracell subsidiary and Rayovac is also gaining ground. Parent company Ralston Purina is about to free the "Energizer Bunny" in a spin-off. We believe Energizer will be a stronger competitor as an independent company and that off on its own, it may attract a predator in the form of a large branded consumer goods company looking for an entry in the battery business. Releasing Energizer will also help investors more fully appreciate the nutrition in Ralston Purina's dominant pet food franchise.

     Through the years, Ralston Purina management has done an excellent job building value and enhancing shareholder returns through large share repurchase programs. We believe Ralston's parts are worth considerably more than the current market valuation of the whole and that the decision to spin off Energizer represents another terrific move by this shareholder sensitive company.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cablevision Systems Corp. (CVC - $70.00 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex, the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Radio City Rockettes.

Liberty Media Group (LMG'A - $36.75 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, and businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses; international telephony and domestic wireless; plant and equipment manufacturers; and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $55.8125 - NYSE) and are now traded on the New York Stock Exchange.

MediaOne Group Inc. (UMG - $74.375 - NYSE) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, the company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The Group's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television company recently agreed to be acquired by AT&T Corp. (T - $55.8125 - NYSE) for $54 billion.

Telephone & Data Systems Inc. (TDS - $73.0625 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to three million customers in 35 states. TDS owns 81.1% of United States Cellular Corp.
(USM - $53.50 - AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $13.50 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close by the end of the year.

Time Warner Inc. (TWX - $73.50 - NYSE), with its 1996 acquisition of Turner Broadcasting System, became entrenched as the global leader in media and entertainment with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. The combined companies have almost $27 billion in revenues and $4.5 billion in EBITDA. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, the company is focused on reducing its debt (now approximately $11 billion) and simplifying its capital structure.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

PROPOSALS TO SHAREHOLDERS

     The Fund's Board of Trustees has asked shareholders to consider a proposal to amend the Fund's Declaration of Trust to permit the Fund to offer additional classes of shares, and a proposal to amend the Fund's investment policy with respect to options on securities that it holds or has the right to obtain. We believe that all of these proposals would benefit the shareholders, and we urge you to give them your careful consideration.

     For existing shareholders we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Trustees believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

     The second proposal relates to the use of options. If approved, the Fund would be allowed to sell "covered" call options and to purchase put options in securities, currencies or other assets owned by the Fund. Among other benefits, this should enable the Fund to generate additional premium income which would serve to enhance the Fund's total return and to protect against any anticipated declines in the value of its assets.

IN CONCLUSION

     In the second quarter of 1999, value reasserted itself and small cap stocks came roaring back. Both of these forces provided a tailwind for our portfolio. Looking ahead, we have our reservations regarding the stock market, which, based on fundamentals, appears to be well above intrinsic value. However, we still see windows of opportunity, particularly in the small and mid-cap value sectors where we are most active. We will strive to continue to uncover such opportunities and maintain a diversified portfolio of what we view as long term fundamental investment bargains.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                                       Sincerely,

                                       /s/ MARIO J. GABELLI

                                       MARIO J. GABELLI, CFA
                                       Portfolio Manager and
                                       Chief Investment Officer

July 30, 1999

                                TOP TEN HOLDINGS
                                 JUNE 30, 1999

Liberty Media Group                          USA Networks Inc.
Time Warner Inc.                             American Express Co.
Telephone & Data Systems Inc.                Viacom Inc.
Cablevision Systems Corp.                    AT&T Corp
MediaOne Group Inc.                          United Television Inc.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
       SHARES                                            COST           VALUE
       ------                                            ----           ------
                        COMMON STOCKS--90.8%
                        AEROSPACE--0.6%
         125,000        Boeing Co. ................  $  4,189,615   $    5,523,437
          80,000        Northrop Grumman Corp. ....     5,667,052        5,305,000
                                                     ------------   --------------
                                                        9,856,667       10,828,437
                                                     ------------   --------------
                        AGRICULTURE--0.9%
          20,000        Agribrands International
                         Inc. .....................       282,787          791,250
         500,000        Archer-Daniels-Midland
                         Co. ......................     8,729,803        7,718,750
          30,000        Monsanto Co. ..............     1,311,188        1,183,125
         200,000        Pioneer Hi-Bred
                         International Inc. .......     7,466,600        7,787,500
                                                     ------------   --------------
                                                       17,790,378       17,480,625
                                                     ------------   --------------
                        AUTOMOTIVE--0.5%
         140,000        General Motors Corp. ......     3,382,365        9,240,000
                                                     ------------   --------------
                        AUTOMOTIVE: PARTS AND ACCESSORIES--4.0%
          85,000        Arvin Industries Inc. .....     3,378,248        3,219,375
          25,000        Borg-Warner Automotive
                         Inc. .....................       883,632        1,375,000
         200,000        Dana Corp. ................     4,945,561        9,212,500
          60,000        Delphi Automotive Systems
                         Corp.+....................       425,133        1,113,750
         120,000        Federal-Mogul Corp. .......     3,218,063        6,240,000
         620,000        GenCorp Inc. ..............     4,065,612       15,655,000
         265,000        Genuine Parts Co. .........     6,522,604        9,275,000
         110,000        Johnson Controls Inc. .....     2,057,822        7,624,375
         300,000        Modine Manufacturing
                         Co. ......................     7,040,244        9,768,750
         210,000        Standard Motor Products
                         Inc. .....................     3,040,436        5,145,000
         110,000        Superior Industries
                         International Inc. .......     2,629,715        3,004,375
         100,000        TransPro Inc. .............       788,321          525,000
          90,000        Wynn's International
                         Inc. .....................     1,140,063        1,659,375
                                                     ------------   --------------
                                                       40,135,454       73,817,500
                                                     ------------   --------------
                        AVIATION: PARTS AND SERVICES--0.8%
          10,000        BE Aerospace Inc.+.........       193,625          186,875
         200,000        Coltec Industries Inc.+....     2,827,715        4,337,500
         181,000        Curtiss-Wright Corp. ......     2,275,020        7,036,375
          55,000        Fairchild Corp., Cl. A.....       993,116          701,250
          60,000        Hi-Shear Industries
                         Inc. .....................       510,932          154,687
          70,000        Precision Castparts
                         Corp. ....................     2,647,629        2,975,000
                                                     ------------   --------------
                                                        9,448,037       15,391,687
                                                     ------------   --------------
                        BROADCASTING--4.0%
          65,000        CBS Corp. .................     1,596,195        2,823,437
         460,612        Chris-Craft Industries
                         Inc. .....................     9,923,167       21,706,340
          71,637        Chris-Craft Industries
                         Inc., Cl. B (a)...........     1,132,431        3,371,416
          12,000        Gray Communications Systems
                         Inc. .....................       231,411          240,000
         183,300        Gray Communications Systems
                         Inc., Cl. B...............     2,380,815        2,589,112
         155,000        Grupo Televisa SA, GDR+....     3,245,691        6,945,938
         135,000        Liberty Corp. .............     4,635,009        7,357,500

                                                                        MARKET
       SHARES                                            COST           VALUE
       ------                                            ----           ------
         115,000        Paxson Communications
                         Corp., Cl. A+.............  $  1,231,309   $    1,552,500
         400,000        Television Broadcasting
                         Ltd. .....................     1,815,551        1,876,627
         247,500        United Television Inc. ....    15,847,291       25,956,562
                                                     ------------   --------------
                                                       42,038,870       74,419,432
                                                     ------------   --------------
                        BUILDING AND CONSTRUCTION--0.3%
         175,000        Nortek Inc.+...............       998,767        5,479,687
           4,333        Nortek Inc., Special Common
                         (a).......................        59,049          135,406
                                                     ------------   --------------
                                                        1,057,816        5,615,093
                                                     ------------   --------------
                        BUSINESS SERVICES--1.1%
          60,000        Berlitz International Inc.,
                         New+......................       959,663        1,102,500
         300,000        Cendant Corp. .............     5,017,897        6,150,000
          10,000        Dollar Thrifty Automotive
                         Group Inc.+...............       143,229          232,500
         100,000        Ecolab Inc. ...............     1,571,512        4,362,500
          23,046        Hach Co. ..................       186,972          417,709
          16,546        Hach Co., Cl. A............       113,613          291,623
          66,500        Landauer Inc. .............       412,455        1,961,750
         200,000        Nashua Corp.+..............     3,675,056        1,975,000
         150,000        Rental Service Corp.+......     4,295,000        4,293,750
                                                     ------------   --------------
                                                       16,375,397       20,787,332
                                                     ------------   --------------
                        CABLE--5.1%
         680,000        Cablevision Systems Corp.,
                         Cl. A+....................     5,986,365       47,600,000
          40,000        Comcast Corp., Cl. A.......       286,651        1,432,500
          40,000        Comcast Corp., Cl. A
                         Special...................       306,462        1,537,500
         540,000        MediaOne Group Inc. .......    11,863,018       40,162,500
          30,000        Shaw Communications Inc.,
                         Cl. B.....................       191,728        1,186,970
          40,000        Shaw Communications Inc.,
                         Cl. B, ADR................       363,398        1,590,000
          10,000        United International
                         Holdings Inc., Cl. A+.....       144,679          676,250
                                                     ------------   --------------
                                                       19,142,301       94,185,720
                                                     ------------   --------------
                        CLOSED-END FUNDS--0.1%
          84,000        Royce Value Trust Inc. ....       949,972        1,113,000
                                                     ------------   --------------
                        COMMUNICATIONS EQUIPMENT--0.6%
         275,000        Allen Telecom Inc.+........     1,517,859        2,956,250
          45,000        Motorola Inc. .............       591,687        4,263,750
          40,000        Nortel Networks Corp. .....       749,125        3,472,500
                                                     ------------   --------------
                                                        2,858,671       10,692,500
                                                     ------------   --------------
                        COMPUTER SOFTWARE AND SERVICES--0.0%
          20,000        Internet.com Corp.+........       257,500          251,250
                                                     ------------   --------------
                        CONSUMER PRODUCTS--3.5%
         607,000        Carter-Wallace Inc. .......     9,514,363       11,039,813
           2,750        Christian Dior SA..........       307,335          447,687
         180,000        Church & Dwight Co.
                         Inc. .....................     3,960,414        7,830,000
          15,000        Department 56 Inc.+........       269,750          403,125
         190,000        Fortune Brands Inc. .......     4,402,600        7,861,250
         250,000        Gallaher Group plc, ADR....     3,316,435        6,109,375

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
       SHARES                                            COST           VALUE
       ------                                            ----           ------
                        COMMON STOCKS (CONTINUED)
                        CONSUMER PRODUCTS (CONTINUED)
         160,000        General Cigar Holdings
                         Inc. .....................  $  1,540,005   $    1,250,000
          93,356        General Cigar Holdings
                         Inc., Cl. B+(a)...........       917,834          729,344
          76,000        Gillette Co. ..............     1,101,472        3,116,000
          40,000        Harley Davidson Inc. ......       198,900        2,175,000
          30,000        National Presto Industries
                         Inc. .....................     1,109,777        1,147,500
         150,000        Philip Morris Companies
                         Inc. .....................     6,383,577        6,028,125
         510,000        Ralston Purina Group.......     6,278,133       15,523,125
          41,700        Syratech Corp.+............       954,711          646,350
                                                     ------------   --------------
                                                       40,255,306       64,306,694
                                                     ------------   --------------
                        CONSUMER SERVICES--0.3%
         200,000        Loewen Group Inc. .........     1,768,064          112,500
         374,000        Rollins Inc. ..............     5,973,689        5,960,625
                                                     ------------   --------------
                                                        7,741,753        6,073,125
                                                     ------------   --------------
                        DIVERSIFIED INDUSTRIAL--3.4%
          10,000        Anixter International
                         Inc.+.....................        90,087          182,500
          10,000        Cooper Industries Inc. ....       484,437          520,000
         270,000        Crane Co. .................     3,162,532        8,488,125
         205,000        GATX Corp. ................     4,329,860        7,802,812
          10,000        General Electric Co. ......       246,862        1,130,000
         105,000        GenTek Inc.+...............     1,055,181        1,456,875
          55,000        Honeywell Inc. ............     2,926,248        6,373,125
         180,000        ITT Industries Inc. .......     5,683,649        6,862,500
         145,000        Katy Industries Inc. ......     1,312,250        1,885,000
          13,000        Kyocera Corp., ADR.........       448,062          779,187
         350,000        Lamson & Sessions Co.+.....     1,899,408        2,100,000
          46,062        Myers Industries Inc. .....       172,636          921,240
          70,000        National Service Industries
                         Inc. .....................     1,668,199        2,520,000
          10,000        Pentair Inc. ..............       391,938          457,500
         300,000        Tenneco Inc. ..............     9,036,756        7,162,500
          40,600        Thermo Power Corp.+........       473,674          473,244
         125,000        Thomas Industries Inc. ....     1,397,900        2,562,500
          15,000        TI Group plc...............        96,816          100,486
          80,000        Trinity Industries Inc. ...       977,970        2,680,000
          90,000        Tyco International Ltd. ...     4,707,225        8,527,500
                                                     ------------   --------------
                                                       40,561,690       62,985,094
                                                     ------------   --------------
                        ELECTRONICS--0.4%
          15,000        Advanced Micro Devices
                         Inc. .....................       284,813          270,938
           3,000        Hitachi Ltd., ADR..........       302,567          283,313
          10,000        Imation Corp.+.............       203,344          248,125
         900,000        Oak Technology Inc.+.......     3,335,082        3,262,500
          10,000        Sony Corp., ADR............       544,303        1,103,750
         125,000        UCAR International Inc. ...     2,690,877        3,156,250
                                                     ------------   --------------
                                                        7,360,986        8,324,876
                                                     ------------   --------------
                        ENERGY AND UTILITIES--3.6%
          70,000        AGL Resources Inc. ........     1,295,519        1,290,625
         100,000        Atlantic Richfield Co. ....     5,368,509        8,356,250
          35,000        BP Amoco plc, ADR..........       778,306        3,797,500
          38,000        Brown (Tom) Inc. ..........       613,895          591,375
          30,000        Chevron Corp. .............     1,016,500        2,855,625
         245,000        Citizens Utilities Co., Cl.
                         B.........................     2,314,159        2,725,625

                                                                        MARKET
       SHARES                                            COST           VALUE
       ------                                            ----           ------
         153,000        Eastern Enterprises........  $  4,306,015   $    6,081,750
          30,000        Energy East Corp. .........       653,767          780,000
          60,000        Enron Oil & Gas Co. .......       548,976        1,215,000
         115,000        Exxon Corp. ...............     3,419,492        8,869,375
           9,100        Florida Public Utilities
                         Co. ......................       149,505          171,763
          25,000        Global Marine Inc. ........       397,750          385,938
          40,000        Halliburton Co. ...........       840,758        1,810,000
           3,000        New England Electric
                         System....................       151,963          150,375
         150,000        Niagara Mohawk Power
                         Corp. ....................     2,109,625        2,409,375
          45,600        Orange & Rockland Utilities
                         Inc. .....................     2,651,880        2,664,750
         395,000        PennzEnergy Co. ...........     7,981,649        6,591,563
         107,500        Pennzoil-Quaker State
                         Co. ......................     2,784,413        1,612,500
         325,000        Southwest Gas Corp. .......     5,939,311        9,303,125
          55,000        Texaco Inc. ...............     1,741,375        3,437,500
           5,000        TNP Enterprises Inc. ......       184,875          181,250
          50,000        Wicor Inc. ................     1,408,740        1,396,875
                                                     ------------   --------------
                                                       46,656,982       66,678,139
                                                     ------------   --------------
                        ENTERTAINMENT--13.9%
         230,000        Ascent Entertainment Group
                         Inc. .....................     2,214,090        3,248,750
          19,406        EMI Group plc..............        75,408          155,697
         100,000        EMI Group plc, ADR.........     1,246,297        1,700,000
          19,000        Fisher Companies Inc. .....     1,237,644        1,197,000
          65,000        Florida Panthers Holdings
                         Inc.+.....................       544,500          694,688
          38,000        Fox Entertainment Group
                         Inc. .....................       842,438        1,023,625
         150,000        GC Companies Inc.+.........     5,073,921        5,362,500
          10,000        King World Productions
                         Inc.+.....................       315,125          348,125
       2,330,000        Liberty Media Group, Cl.
                         A.........................    12,568,187       85,627,500
         990,000        Time Warner Inc. ..........    13,966,249       72,765,000
          11,000        Todd-AO Corp., Cl. A.......        30,000          121,000
         900,000        USA Networks Inc.+.........    13,134,802       36,112,500
         760,000        Viacom Inc., Cl. A+........    10,966,175       33,535,000
         350,000        Viacom Inc., Cl. B+........     5,189,698       15,400,000
                                                     ------------   --------------
                                                       67,404,534      257,291,385
                                                     ------------   --------------
                        ENVIRONMENTAL SERVICES--0.0%
          30,000        EnviroSource Inc. .........       185,450           63,750
                                                     ------------   --------------
                        EQUIPMENT AND SUPPLIES--8.7%
         300,000        AMETEK Inc. ...............     3,455,782        6,900,000
          97,000        Amphenol Corp., Cl. A+.....     2,556,825        3,855,750
           5,000        Case Corp. ................       245,354          240,625
          75,000        Caterpillar Inc. ..........       996,998        4,500,000
         110,000        CLARCOR Inc. ..............     1,490,481        2,110,625
         250,000        CTS Corp. .................     1,669,565       17,500,000
         400,000        Deere & Co. ...............     6,349,732       15,850,000
         224,000        Donaldson Co. Inc. ........     1,422,221        5,488,000
          10,000        Fedders Corp. .............        59,939           66,875
         122,000        Flowserve Corp. ...........     2,798,568        2,310,375
         166,300        Gerber Scientific Inc. ....     1,754,645        3,668,994
          40,000        Holophane Corp. ...........     1,526,600        1,525,000
         310,000        Hussmann International
                         Inc. .....................     3,035,130        5,134,375
         465,000        IDEX Corp. ................     4,158,713       15,286,875
          10,000        Ingersoll-Rand Co. ........       286,667          646,250
         200,000        Kollmorgen Corp. ..........     1,861,980        3,000,000
          88,000        Lufkin Industries Inc. ....     1,591,261        1,760,000
          18,000        Manitowoc Co. Inc. ........       131,305          749,250
         248,000        Mark IV Industries Inc. ...     2,506,201        5,239,000

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
       SHARES                                            COST           VALUE
       ------                                            ----           ------
                        COMMON STOCKS (CONTINUED)
                        EQUIPMENT AND SUPPLIES (CONTINUED)
         155,000        Materials Sciences
                         Corp.+....................  $  1,360,552   $    2,325,000
          32,000        Met-Pro Corp. .............       417,881          400,000
         330,000        Navistar International
                         Corp.+....................     4,208,966       16,500,000
          20,000        PACCAR Inc. ...............       522,020        1,067,500
         291,000        Pittway Corp. .............     2,160,298        9,693,937
         310,000        Pittway Corp., Cl. A.......     1,067,956       10,598,125
          97,355        Sequa Corp., Cl. A+........     4,394,277        6,814,850
          96,000        Sequa Corp., Cl. B+........     4,869,340        6,864,000
         180,000        SPS Technologies Inc.+.....     3,000,975        6,750,000
          30,000        Valmont Industries Inc. ...       242,908          510,937
         150,000        Watts Industries Inc., Cl.
                         A.........................     2,085,582        2,878,125
         120,000        Weir Group plc.............       504,947          503,139
                                                     ------------   --------------
                                                       62,733,669      160,737,607
                                                     ------------   --------------
                        FINANCIAL SERVICES--6.0%
               1        Al-Zar Ltd.+(a)............             0              350
           3,500        Alleghany Corp.+...........       676,290          647,500
         125,000        American Bankers Insurance
                         Group Inc. ...............     6,516,348        6,804,687
         262,000        American Express Co. ......     6,122,281       34,092,750
          51,500        Argonaut Group Inc. .......     1,462,206        1,236,000
             220        Berkshire Hathaway Inc.+...       874,549       15,158,000
         135,000        Block (H&R) Inc. ..........     4,684,627        6,750,000
          85,000        Commerzbank AG, ADR........     1,838,619        2,624,800
         150,000        Deutsche Bank AG, ADR......     6,596,875        9,225,000
         172,000        Lehman Brothers Holdings
                         Inc. .....................     3,102,575       10,707,000
          10,000        Leucadia National Corp. ...       340,862          253,750
         100,000        Mellon Bank Corp. .........     3,432,807        3,637,500
          31,834        Metris Companies Inc. .....       438,360        1,297,236
         249,700        Midland Co. ...............     2,637,516        6,336,138
           2,000        MONY Group Inc. ...........        57,225           65,250
          50,000        Paine Webber Group Inc. ...     1,351,388        2,337,500
          31,000        Pioneer Group Inc. ........       505,000          534,750
          98,000        St. Paul Companies.........     3,463,865        3,117,625
          43,000        State Street Corp. ........       638,075        3,671,125
          20,000        SunTrust Banks Inc. .......       424,879        1,388,750
          23,882        Transamerica Corp. ........       583,636        1,791,150
           8,000        Value Line Inc. ...........       115,500          312,000
          10,400        Waddell & Reed Financial
                         Inc., Cl. A...............       203,751          285,350
                                                     ------------   --------------
                                                       46,067,234      112,274,211
                                                     ------------   --------------
                        FOOD AND BEVERAGE--6.5%
          50,000        Bestfoods Inc. ............     1,329,872        2,475,000
          76,300        Brown-Forman Corp., Cl.
                         A.........................     2,574,752        4,549,387
          60,000        Celestial Seasonings
                         Inc.+.....................     1,035,180        1,290,000
          90,000        Chock Full o'Nuts Corp.+...       554,148          939,375
          45,000        Coca-Cola Co. .............       387,203        2,812,500
          65,000        Corn Products International
                         Inc. .....................     1,971,457        1,978,437
          55,000        Diageo plc, ADR............     2,502,395        2,365,000
           4,500        Farmer Brothers Co. .......       476,380          911,250
         120,000        General Mills Inc. ........     5,539,135        9,645,000
          68,000        Heinz (H.J.) Co. ..........     2,807,063        3,408,500
          55,000        Hershey Foods Corp. .......     1,408,625        3,265,625
          20,000        Keebler Foods Co.+.........       586,150          607,500

                                                                        MARKET
       SHARES                                            COST           VALUE
       ------                                            ----           ------
         240,000        Kellogg Co. ...............  $  6,053,037   $    7,920,000
          33,000        LVHM Moet Hennessy Louis
                         Vuitton, ADR..............     1,144,062        1,971,750
         325,900        Pepsi Bottling Group
                         Inc. .....................     7,030,353        7,516,069
         410,000        PepsiCo Inc. ..............    13,030,375       15,861,875
         230,000        Quaker Oats Co. ...........     8,185,168       15,266,250
          50,000        Ralcorp Holdings Inc.+.....       595,439          803,125
         245,000        Seagram Co. ...............     7,295,385       12,341,875
         133,490        Tootsie Roll Industries
                         Inc. .....................     2,074,904        5,156,051
         724,000        Whitman Corp. .............     8,996,568       13,032,000
          73,000        Wrigley (Wm.) Jr. Co. .....     3,395,106        6,570,000
                                                     ------------   --------------
                                                       78,972,757      120,686,569
                                                     ------------   --------------
                        HEALTH CARE--1.9%
          24,000        Amgen Inc. ................       220,320        1,461,000
          36,000        Biogen Inc.+...............       270,450        2,315,250
          40,000        Chiron Corp.+..............       550,315          830,000
          10,000        Glaxo Wellcome plc.........       549,120          566,250
         100,000        IVAX Corp. ................       884,612        1,412,500
          65,000        Johnson & Johnson..........     1,343,465        6,370,000
         110,000        Merck & Co. Inc. ..........     1,853,500        8,140,000
          92,000        Pfizer Inc. ...............     1,451,113       10,097,000
          25,000        SmithKline Beecham plc.....     1,520,214        1,651,563
         180,000        Women First Healthcare
                         Inc.+.....................     1,980,000        2,385,000
                                                     ------------   --------------
                                                       10,623,109       35,228,563
                                                     ------------   --------------
                        HOTELS AND GAMING--1.7%
         330,000        Gaylord Entertainment Co.,
                         Cl. A.....................     8,831,510        9,900,000
          20,000        GTECH Holdings Corp.+......       376,688          471,250
          12,000        Harrah's Entertainment
                         Inc.+.....................       113,002          264,000
         550,000        Hilton Hotels Corp. .......     6,957,689        7,803,125
         315,000        Ladbroke Group plc.........     1,038,136        1,249,986
         100,000        Mandalay Resort Group+.....     1,626,501        2,112,500
         300,000        Mirage Resorts Inc.+.......     2,782,182        5,025,000
         350,000        Park Place Entertainment
                         Corp.+....................     1,782,701        3,390,625
          30,000        Starwood Hotels & Resorts
                         Worldwide Inc. ...........     1,250,993          916,875
          60,000        Trump Hotels & Casino
                         Resorts Inc.+.............       256,680          273,750
                                                     ------------   --------------
                                                       25,016,082       31,407,111
                                                     ------------   --------------
                        METALS AND MINING--0.2%
          32,000        Barrick Gold Corp. ........       658,176          620,000
         100,000        Echo Bay Mines Ltd.+.......       754,551          143,750
          45,000        Homestake Mining Co. ......       650,187          368,438
          65,000        Newmont Mining Corp. ......     1,546,169        1,291,875
          25,000        Placer Dome Inc. ..........       314,037          295,312
         250,000        Royal Oak Mines Inc.+......       654,847           10,000
         200,000        TVX Gold Inc.+.............       246,538          200,000
                                                     ------------   --------------
                                                        4,824,505        2,929,375
                                                     ------------   --------------
                        PAPER AND FOREST PRODUCTS--0.7%
         184,000        Grief Bros. Corp., Cl. A...     3,743,210        4,692,000
         312,000        St. Joe Corp. .............     3,601,269        8,424,000
                                                     ------------   --------------
                                                        7,344,479       13,116,000
                                                     ------------   --------------

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
       SHARES                                            COST           VALUE
       ------                                            ----           ------
                        COMMON STOCKS (CONTINUED)
                        PUBLISHING--3.5%
           8,000        Central Newspapers Inc.,
                         Cl. A.....................  $    289,413   $      301,000
          40,000        Dow Jones & Co. Inc. ......     1,894,578        2,122,500
          45,000        Harcourt General Inc. .....     2,107,250        2,320,313
          53,600        McClatchy Newspapers Inc.,
                         Cl. A.....................     1,026,636        1,775,500
         140,000        McGraw-Hill Companies
                         Inc. .....................     2,390,331        7,551,250
         405,000        Media General Inc., Cl.
                         A.........................    11,894,610       20,655,000
          85,000        Meredith Corp. ............     1,737,591        2,943,125
         140,000        New York Times Co., Cl.
                         A.........................     1,148,435        5,153,750
          15,000        News Corp. Ltd., ADR.......       255,587          529,688
         400,000        Penton Media Inc. .........     2,942,303        9,700,000
          50,000        Pulitzer Inc. .............     2,157,819        2,428,125
         134,000        Reader's Digest Association
                         Inc., Cl. B...............     3,434,920        5,025,000
       1,650,000        Seat-Pagine Gialle SpA.....       343,343        2,252,603
           6,000        Scripps (E.W.) Co., Cl.
                         A.........................       108,669          285,375
         110,000        Thomas Nelson Inc. ........     1,450,884        1,223,750
                                                     ------------   --------------
                                                       33,182,369       64,266,979
                                                     ------------   --------------
                        REAL ESTATE--0.5%
         400,000        Catellus Development
                         Corp.+....................     3,986,376        6,200,000
          48,000        Florida East Coast
                         Industries Inc. ..........       631,838        2,124,000
          71,000        Griffin Land & Nurseries
                         Inc.+.....................       901,343          843,125
                                                     ------------   --------------
                                                        5,519,557        9,167,125
                                                     ------------   --------------
                        RETAIL--2.1%
          41,000        Aaron Rents Inc. ..........       146,083          912,250
          20,000        Aaron Rents Inc., Cl. A....        83,263          360,000
         400,000        AutoNation Inc.+...........     6,301,929        7,125,000
         190,000        Burlington Coat Factory
                         Warehouse Corp. ..........     2,180,142        3,669,375
          42,000        Coldwater Creek Inc.+......       784,117          819,000
          18,000        CVS Corp. .................       870,713          913,500
         200,000        Gerald Stevens Inc.+.......     2,400,000        2,400,000
         140,000        Kroger Co.+................       818,000        3,911,250
         180,500        Lillian Vernon Corp. ......     2,618,022        2,346,500
          55,000        Midas Inc. ................       506,078        1,560,625
         580,000        Neiman Marcus Group
                         Inc.+.....................     8,189,793       14,898,750
         202,500        Scheib (Earl) Inc.+........     1,446,768          961,875
                                                     ------------   --------------
                                                       26,344,908       39,878,125
                                                     ------------   --------------
                        SATELLITE--0.5%
         220,000        COMSAT Corp. ..............     4,385,037        7,150,000
         100,000        Globalstar
                         Telecommunications
                         Ltd. .....................       423,210        2,318,750
                                                     ------------   --------------
                                                        4,808,247        9,468,750
                                                     ------------   --------------
                        SHIPBUILDING--0.1%
          40,000        Avondale Industries
                         Inc.+.....................     1,535,302        1,560,000
                                                     ------------   --------------
                        SPECIALTY CHEMICALS--1.0%
          50,000        Dexter Corp. ..............     1,523,261        2,040,625
          10,000        du Pont de Nemours (E.I.)
                         and Co. ..................       594,500          683,125
         425,000        Ferro Corp. ...............     6,673,837       11,687,500

                                                                        MARKET
       SHARES                                            COST           VALUE
       ------                                            ----           ------
         105,000        General Chemical Group
                         Inc. .....................  $    353,319   $      328,125
          29,500        Nalco Chemical Co. ........     1,423,600        1,530,312
           7,501        Rohm & Haas Co. ...........       350,662          321,597
          95,000        Sybron Chemicals Inc. .....     2,038,204        1,686,250
                                                     ------------   --------------
                                                       12,957,383       18,277,534
                                                     ------------   --------------
                        TELECOMMUNICATIONS--9.3%
         120,000        Aliant Communications
                         Inc. .....................     1,876,781        5,542,500
           5,000        Allegiance Telecom Inc. ...        74,063          274,375
          22,000        Alltel Corp. ..............       850,292        1,573,000
         544,000        AT&T Corp. ................     9,474,635       30,362,000
         215,000        BCE Inc. ..................     3,915,772       10,602,187
          37,500        BCT.Telus Communications
                         Inc. .....................       658,391          900,916
          22,500        BCT.Telus Communications
                         Inc., ADR.................       402,989          540,550
          12,500        BCT Telus Communications
                         Inc., Cl. A...............       219,464          295,640
           7,500        BCT Telus Communications
                         Inc., Cl. A, ADR..........       134,330          177,384
          35,000        BellSouth Corp. ...........       442,081        1,640,625
         200,000        Cable & Wireless plc,
                         ADR.......................     5,784,625        7,925,000
         545,000        CenturyTel Inc. ...........     6,259,566       21,663,750
         325,665        Commonwealth Telephone
                         Enterprises Inc.+.........     5,594,615       13,169,078
          31,500        Commonwealth Telephone
                         Enterprises Inc., Cl.
                         B+........................       214,105        1,283,625
          60,000        Embratel Participacoes
                         SA+.......................     1,263,631          832,500
         155,000        GTE Corp. .................     3,595,431       11,741,250
          32,000        Hong Kong
                         Telecommunications Ltd.,
                         ADR.......................       502,292          862,000
         377,500        RCN Corp. .................     2,676,634       15,713,438
          10,000        Rogers Communications Inc.,
                         Cl. B+....................        77,553          160,502
         440,000        Rogers Communications Inc.,
                         Cl. B, ADR+...............     4,288,727        7,122,500
          45,000        SBC Communications Inc. ...     1,136,240        2,610,000
         185,000        Sprint Corp. ..............     1,581,431        9,770,312
          13,500        Tele Centro Sul
                         Participacoes SA+.........       784,466          749,250
         500,000        Telecom Italia SpA.........     1,046,696        5,192,964
         120,000        Telecom Italia SpA, ADR....     2,671,351       12,622,500
          67,500        Telecomunicacoes
                         Brasileiras
                         SA, ADR...................         5,188            4,219
          15,300        Telefonica de Espana,
                         ADR.......................       586,566        2,251,013
          10,000        Telefonos de Mexico SA,
                         Cl. L, ADR................       281,828          808,125
          67,500        Tele Norte Leste
                         Participacoes SA+.........     1,032,465        1,252,969
          67,500        Telesp Participacoes SA....     2,531,873        1,544,062
          50,000        US West Inc. ..............     2,681,510        2,937,500
                                                     ------------   --------------
                                                       62,645,591      172,125,734
                                                     ------------   --------------
                        TRANSPORTATION--0.4%
         115,000        AMR Corp.+.................     3,509,135        7,848,750
           8,000        Kansas City Southern
                         Industries Inc. ..........       253,715          510,500

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
       SHARES                                            COST           VALUE
       ------                                            ----           ------
                        COMMON STOCKS (CONTINUED)
                        TRANSPORTATION (CONTINUED)
           2,000        Providence & Worcester
                         Railroad Co. .............  $     29,069   $       28,250
                                                     ------------   --------------
                                                        3,791,919        8,387,500
                                                     ------------   --------------
                        WIRELESS COMMUNICATIONS--4.6%
          85,000        Associated Group Inc., Cl.
                         A+........................     1,677,738        5,535,625
          40,000        Associated Group Inc., Cl.
                         B+........................       233,406        2,607,500
           4,000        Leap Wireless International
                         Inc.+ ....................        48,455           81,000
          55,000        NEXTEL Communications Inc.,
                         Cl. A+....................       660,330        2,760,313
          50,000        Omnipoint Corp.+...........       699,096        1,446,875
          75,000        Rogers Cantel Mobile
                         Communications Inc.+......       926,425        1,232,812
          45,000        Sprint Corp. (PCS Group)...       197,463        2,570,625
           6,750        Tele Celular Sul
                         Participacoes SA..........       107,916          146,391
          22,500        Tele Centro Oeste Celular
                         Participacoes SA..........        67,447           88,594
       1,800,000        Telecom Italia Mobile
                         SpA.......................     1,661,796       10,738,308
           1,350        Tele Leste Celular
                         Participacoes SA..........        36,110           40,162
           3,375        Telemig Celular
                         Participacoes SA+.........        97,539           83,109
           3,375        Tele Nordeste Celular
                         Participacoes SA..........        49,807           91,125
           1,350        Tele Norte Celular
                         Participacoes SA+.........        20,857           36,534
         750,000        Telephone & Data Systems
                         Inc. .....................    27,424,011       54,796,875
          27,000        Telesp Celular
                         Participacoes SA+.........       863,327          722,250
          13,500        Tele Sudeste Celular
                         Participacoes SA+.........       427,513          391,500
          10,000        Vodafone AirTouch plc,
                         ADR.......................     1,970,000        1,970,000
                                                     ------------   --------------
                                                       37,169,236       85,339,598
                                                     ------------   --------------
                        TOTAL COMMON STOCKS........   796,996,476    1,684,396,420
                                                     ------------   --------------
                        PREFERRED STOCKS--0.2%
                        METALS AND MINING--0.0%
          10,000        Freeport-McMoRan Inc.,
                         7.00% Conv. Pfd. .........       213,000          187,500
                                                     ------------   --------------
                        SATELLITE--0.0%
          20,000        Loral Space &
                         Communications Ltd.+......       367,476          360,000
                                                     ------------   --------------
                        TELECOMMUNICATIONS--0.2%
          35,000        Sprint Corp., 8.25% Conv.
                         Pfd. .....................     1,295,406        3,045,000
       1,588,267        Telecomunicacoes de Sao
                         Paulo SA (Telesp),
                         Preference
                         Shares....................       152,310          188,385

                                                                        MARKET
       SHARES                                            COST           VALUE
       ------                                            ----           ------
       1,588,267        Telecomunicacoes de Sao
                         Paulo SA (Telesp),
                         Preference Shares, Cl.
                         B.........................  $     60,929   $       79,032
                                                     ------------   --------------
                                                        1,508,645        3,312,417
                                                     ------------   --------------
                        TOTAL PREFERRED STOCKS.....     2,089,121        3,859,917
                                                     ------------   --------------
      PRINCIPAL
       AMOUNT
    ------------
                        U.S. GOVERNMENT OBLIGATIONS--7.6%
    $142,652,000        U.S. Treasury Bills,
                         4.54% to 4.78%++,
                         due 08/19/99 to
                         10/07/99..................   141,090,304      141,080,552
                                                     ------------   --------------
                        TOTAL INVESTMENTS--98.6%...  $940,175,901    1,829,336,889
                                                     ============
                        OTHER ASSETS AND LIABILITIES
                         (NET)--1.4%.............................       25,651,403
                                                                    --------------
                        NET ASSETS--100.0% (44,830,679 shares
                         outstanding)............................   $1,854,988,292
                                                                    ==============
                        NET ASSET VALUE, OFFERING AND REDEMPTION
                         PRICE PER SHARE.........................           $41.38
                                                                              ----
                                                                              ----
                        For Federal tax purposes:
                        Aggregate Cost...........................   $  940,175,901
                                                                    ==============
                        Gross unrealized appreciation............   $  907,726,126
                        Gross unrealized depreciation............      (18,565,138)
                                                                    --------------
                        Net unrealized appreciation..............   $  889,160,988
                                                                    ==============
                        FORWARD FOREIGN EXCHANGE CONTRACTS
                                                      SETTLEMENT    NET UNREALIZED
                                                         DATE        APPRECIATION
                                                     ------------   --------------
      19,646,294(b)     Deliver Hong Kong Dollars
                         in exchange for USD
                           $2,529,418                08/24/99....   $        2,582
                                                                    ==============

------------------------------

 (a)  Security fair valued as determined by the Board of Trustees.
 (b)  Principal amount denoted in Hong Kong Dollars.
  +  Non-income producing security.
 ++  Represents annualized yield at date of purchase.
 ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.
USD--U.S. Dollars.

                See accompanying notes to financial statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
----------------------------------------------------------

ASSETS:
  Investments, at value
    (Cost $940,175,901)...................  $1,829,336,889
  Cash and foreign currency, at value
    (Cost $3,935,829).....................       4,045,045
  Dividends and interest receivable.......       1,358,512
  Receivable for investments sold.........      36,958,473
  Receivable for Fund shares sold.........       4,613,427
  Net unrealized appreciation on forward
    foreign exchange contracts............           2,582
  Other assets............................          86,318
                                            --------------
  TOTAL ASSETS............................   1,876,401,246
                                            --------------
LIABILITIES:
  Payable for investments purchased.......      19,536,217
  Payable for Fund shares redeemed........           2,841
  Payable for investment advisory fees....       1,440,425
  Payable for distribution fees...........         360,106
  Payable for shareholder services fees...          73,365
                                            --------------
  TOTAL LIABILITIES.......................      21,412,954
                                            --------------
  NET ASSETS applicable to
    44,830,679 shares outstanding.........  $1,854,988,292
                                            ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par
    value.................................  $      448,307
  Additional paid-in capital..............     843,184,722
  Accumulated net investment loss.........        (519,132)
  Accumulated net realized gain on
    investments and foreign currency
    transactions..........................     122,601,609
  Net unrealized appreciation on
    investments and foreign currency
    transactions..........................     889,272,786
                                            --------------
  TOTAL NET ASSETS........................  $1,854,988,292
                                            ==============
  NET ASSET VALUE, offering and redemption
    price per share ($1,854,988,292 / 44,830,679
    shares outstanding; unlimited number
    of shares authorized of $0.01 par
    value)................................          $41.38
                                                    ------
                                                    ------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
----------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of
    $68,476)................................  $  9,235,138
  Interest..................................     1,517,985
                                              ------------
  TOTAL INVESTMENT INCOME...................    10,753,123
                                              ------------
EXPENSES:
  Investment advisory fees..................     8,342,324
  Distribution fees.........................     2,085,581
  Shareholder services fees.................       419,583
  Custodian fees............................       128,668
  Shareholder communications expenses.......       111,602
  Legal and audit fees......................        37,738
  Trustees' fees............................        22,757
  Miscellaneous expenses....................       124,002
                                              ------------
  TOTAL EXPENSES............................    11,272,255
                                              ------------
  NET INVESTMENT LOSS.......................      (519,132)
                                              ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments and
    foreign currency transactions...........   123,539,623
  Net change in unrealized appreciation
    on investments and foreign currency
    transactions............................   139,635,473
                                              ------------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS............................   263,175,096
                                              ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS.........................  $262,655,964
                                              ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 1999         YEAR ENDED
                                                                (UNAUDITED)       DECEMBER 31, 1998
                                                              ----------------    -----------------
OPERATIONS:
    Net investment income/(loss)............................   $     (519,132)     $      882,548
    Net realized gain on investments and foreign currency
     transactions...........................................      123,539,623          59,477,782
    Net change in unrealized appreciation on investments and
      foreign currency transactions.........................      139,635,473         164,961,752
                                                               --------------      --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....      262,655,964         225,322,082
                                                               --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income...................................               --            (689,228)
    Net realized gain on investments........................               --         (59,477,782)
    In excess of net realized gain on investments...........               --             (92,619)
                                                               --------------      --------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....................               --         (60,259,629)
                                                               --------------      --------------
SHARE TRANSACTIONS:
    Net increase in net assets from shares of beneficial
     interest transactions..................................       16,356,423          75,861,674
                                                               --------------      --------------
    NET INCREASE IN NET ASSETS..............................      279,012,387         240,924,127
NET ASSETS:
    Beginning of period.....................................    1,575,975,905       1,335,051,778
                                                               --------------      --------------
    End of period...........................................   $1,854,988,292      $1,575,975,905
                                                               ==============      ==============

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on March 3, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the successor to Gabelli Funds, Inc. as investment adviser) (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $2,085,581 or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 1999, other than short term securities, aggregated $247,048,413 and $344,986,583, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 1999, the Fund paid brokerage commissions of $312,496 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended June 30, 1999.

8. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                               SIX MONTHS ENDED                       YEAR ENDED
                                                                JUNE 30, 1999                     DECEMBER 31, 1998
                                                       --------------------------------    --------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
                                                       ------------    ----------------    ------------    ----------------
Shares sold..........................................   44,913,314     $ 1,719,536,017      50,493,058     $ 1,716,293,181
Shares issued upon reinvestment of dividends.........           --                  --       1,648,815          57,057,140
Shares redeemed......................................  (44,511,844)     (1,703,179,594)    (49,630,901)     (1,697,488,647)
                                                       -----------     ---------------     -----------     ---------------
    Net increase.....................................      401,470     $    16,356,423       2,510,972     $    75,861,674
                                                       ===========     ===============     ===========     ===============

9. NEW SHARE CLASSES. On March 9, 1999, the Board of Trustees of the Fund approved (subject to shareholder approval of Amendments to the Fund's Declaration of Trust to permit the Fund to offer additional classes of shares) a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund - Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares) to be effective upon the commencement of the offering of the New Share Classes. Currently, shareholder approval is pending.

THE GABELLI ASSET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                 JUNE 30, 1999      --------------------------------------------------------------------
                                  (UNAUDITED)          1998            1997            1996          1995         1994
                                ----------------       ----            ----            ----          ----         ----
OPERATING PERFORMANCE:
  Net asset value,
    beginning of period.......     $    35.47       $    31.85      $    26.42      $    25.75    $    22.21    $  23.30
                                   ----------       ----------      ----------      ----------    ----------    --------
  Net investment
    income/(loss).............          (0.01)            0.02            0.07            0.15          0.26        0.26
  Net realized and unrealized
    gain/(loss) on
    investments...............           5.92             5.02            9.97            3.29          5.28       (0.30)
                                   ----------       ----------      ----------      ----------    ----------    --------
  TOTAL FROM INVESTMENT
    OPERATIONS................           5.91             5.04           10.04            3.44          5.54       (0.04)
                                   ----------       ----------      ----------      ----------    ----------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.......             --            (0.02)          (0.07)          (0.15)        (0.25)      (0.25)
  In excess of net investment
    income....................             --               --           (0.00)(a)          --            --       (0.01)
  Net realized gain on
    investments...............             --            (1.40)          (4.54)          (2.61)        (1.75)      (0.76)
  In excess of net realized
    gain on investments.......             --            (0.00)(a)       (0.00)(a)       (0.01)        (0.00)(a)    (0.03)
                                   ----------       ----------      ----------      ----------    ----------    --------
  TOTAL DISTRIBUTIONS.........             --            (1.42)          (4.61)          (2.77)        (2.00)      (1.05)
                                   ----------       ----------      ----------      ----------    ----------    --------
  NET ASSET VALUE,
    END OF PERIOD.............     $    41.38       $    35.47      $    31.85      $    26.42    $    25.75    $  22.21
                                   ==========       ==========      ==========      ==========    ==========    ========
  TOTAL RETURN+...............          16.7%            15.9%           38.1%           13.4%         24.9%      (0.1)%
                                   ==========       ==========      ==========      ==========    ==========    ========
RATIOS TO AVERAGE NET ASSETS
  AND SUPPLEMENTAL DATA:
  Net assets, end of period
    (in 000's)................     $1,854,988       $1,575,976      $1,335,052      $1,080,639    $1,091,539    $982,250
  Ratio of net investment
    income to average net
    assets....................     (0.06)%(b)            0.06%           0.22%           0.52%         0.95%       1.10%
  Ratio of operating expenses
    to average net assets.....          1.35%(b)         1.36%           1.38%           1.34%         1.33%       1.28%
  Portfolio turnover rate.....            15%              21%             22%             15%           26%         19%

---------------

 + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Amount represents less than $0.005 per share.
(b) Annualized.

                See accompanying notes to financial statements.

        THE GABELLI ASSET FUND
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        http://www.gabelli.com
       e-mail: info@gabelli.com
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                   BOARD OF TRUSTEES
Mario J. Gabelli, CFA         Karl Otto Pohl
Chairman and Chief            Former President
Investment Officer            Deutsche Bundesbank
Gabelli Asset Management
  Inc.
Felix J. Christiana           Anthony R. Pustorino
Former Senior Vice President  Certified Public
                              Accountant
Dollar Dry Dock Savings Bank  Professor, Pace
                              University
Anthony J. Colavita           Anthonie C. van Ekris
Attorney-at-Law               Managing Director
Anthony J. Colavita, P.C.     BALMAC International,
                              Inc.
James P. Conn                 Salvatore J. Zizza
Former Chief Investment       Chairman
  Officer
Financial Security Assurance  The Bethlehem Corp.
Holdings Ltd.
John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.
            OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA         Bruce N. Alpert
Portfolio Manager             President and Treasurer
James E. McKee
Secretary

              DISTRIBUTOR
        Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
 Skadden, Arps, Slate, Meagher & Flom
                  LLP

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Asset Fund. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.
---------------------------------------

GAB405Q299SR

                                                     [GABELLI PHOTO]

                                         THE
                                         GABELLI
                                         ASSET
                                         FUND
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999